UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: September 27, 2004 (Date of earliest event reported)
Prospect Energy Corporation (Exact name of registrant as specified in its charter)
NY (State or other jurisdiction of incorporation)	333-114552 (Commission File Number)	43-2048643 (IRS Employer Indentification Number)
	10 East 40th Street (Address of principal executive offices)	10016 (Zip Code)
Registrant's telephone number, including area code: 212 448-0702 x. 11

Item 8.01. Other Events

Announcement of a new investment

Item 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Prospect Energy Corporation dated September 27, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2004	PROSPECT ENERGY CORPORATION By: /s/ John Barry John Barry CEO